SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              -------------------

       Date of report (Date of earliest event reported) November 1, 2000

                         THE FIRST AMERICAN CORPORATION
                (Exact Name of the Registrant as Specified in Charter)

California                        0-3658               95-1068610
(State or Other Jurisdiction      (Commission          (IRS Employer
of Incorporation)                 File Number)         Identification No.)

1 First American Way, Santa Ana, California            92707-5913
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000

                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

                  99  Press Release dated November 1, 2000.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE FIRST AMERICAN CORPORATION



Date: November 1, 2000              By: /s/ Thomas A. Klemens
                                        ------------------------
                                        Name:  Thomas A. Klemens
                                        Title: Executive Vice President
                                               and Chief Financial Officer